ANNUAL REPORT
                              FASCIANO FUND, INC.

                            (THE FASCIANO FUND LOGO)
                                 June 30, 1999

FASCIANO FUND, INC.

                                                                 August 23, 1999
Dear Fellow Shareholders:

  Your investment in Fasciano Fund performed as summarized in the following table for the periods ended June 30, 1999.

                                                   Average Annual Total Return
                                                  -----------------------------
                              Six months One year Three year Five year Ten year
                              ---------- -------- ---------- --------- --------
Fasciano Fund                    1.9%     (5.2%)     13.5%     18.4%     14.0%
Small Company Fund Average*<F1>  9.4%      3.0%      10.7%     16.3%     13.8%
S&P SmallCap 600 Index**<F2>     5.0%     (2.3%)     12.4%     16.6%     12.4%
Russell 2000 Index**<F2>         9.3%      1.5%      11.2%     15.4%     12.4%

  From its beginning nearly twelve years ago through June 30, 1999, Fasciano Fund has yielded an average annual return of 14.5%+<F3>.

  For the six month and one year periods, small-cap indices and average returns for small-cap funds alone do not tell the whole story because those percentages were skewed upward by the phenomenal gains of internet stocks. A Wall Street Journal article published in early June referred to a study of the year-to-date performance of the Russell 2000 Index through May 31, one month before our fiscal year-end. The study, done by Prudential Securities, indicated that if internet issues were excluded from the Russell 2000, the performance for 1999 through May 31 would have been a positive 1.6% as compared to the 4.8% actual result.

  We agree that the growth potential of electronic commerce is enormous, but investing in internet stocks is risky. Many internet companies have little in the way of revenues and very few actually earn a profit. We view today's market values of pure internet businesses as highly inflated and remind ourselves that investing is a marathon, not a sprint. We adhere to acquiring businesses with proven profitability and cash flow, a discipline that underpins our strong long-term record.

  While speculating in pure internet stocks is not our style, an increasing number of the companies in Fasciano Fund are engaged in internet-related activities to grow their businesses:

  o Our newspaper publishers--Pulitzer, McClatchy, Journal Register, and Central Newspapers have internet initiatives that take advantage of their ability to gather news and advertising content and deliver it electronically to a greater number of subscribers.

  o Action Performance launched goracing.com that brings fans worldwide the latest motorsports-related news and information as well as an e-commerce marketplace that already averages 12 million hits and 675,000 unduplicated users per week. When Action sells online its bottom line wins because selling products online yields nearly 8% more operating margin than catalog sales.

  o International Speedway sells tickets to its NASCAR events online. With the click of a mouse, you can see the view you would have from almost any seat before you purchase your ticket. Selling premium seats for International Speedway events just got easier!

  o CDW Computer Centers has aggressively implemented a program of customized websites for its commercial customers and already has more than 18,000 such sites. This is in addition to its cdw.com website, which is visited by 60,000 users each day.

  o  Express Scripts introduced two new consumer internet sites:
     YourPharmacy.com for ordering prescription drugs, over-the-counter medications, and personal care products and DrugDigest.org for information about drugs and vitamins.

  By investing in proven businesses with already successful products and services that use the internet to increase sales and profits, we believe we are investing for growth with less risk.

  In the last six months, the size of Fasciano Fund roughly doubled again--from $237 million at January 1 to $418 million at June 30. We had $197 million
(about 47% of the Fund's total assets) in cash at June 30.   The cash position
affects the Fund's performance. When stock prices are going up (as they did last year, overall), the Fund's returns are less than if the assets were fully invested in stocks. If stock prices were falling, the cash would provide a cushion against the decline. Most importantly, cash is better than a bad investment. So, we are taking our time to put all that new cash to work.
Recent cash flows into the Fund have moderated. We envision the Fund's assets leveling off around our present size for a while, which should help us to reduce our cash position.

  We are actively buying and finding good values in specialty chemical companies like OM Group, Spartech and Minerals Technologies. We continue to like the motorsports industry and have added to International Speedway, which recently acquired Penske Motorsports, one of our former holdings. Also, we bought shares of Championship Auto Racing Teams, the sanctioning body for CART open-wheel racing. We sold LaCrosse Footwear, a manufacturer of boots and rain gear, because their business was chronically hurt by dry weather. Several of our companies: ABR Information Services, Superior Services, Richey Electronics and CNB Bancshares were bought out at substantially higher prices. Health care stocks suffered as profits in those businesses continue to be squeezed by cost containment efforts and turmoil caused by changing Medicare regulations. Corporate share repurchase programs have been implemented by more than a dozen companies in our portfolio, evidence of good value in those shares.

  Looking ahead, we are enthused by the long-term prospects for small-cap stocks. We are steadily deploying our cash into equities. Small-cap stock valuations are cheap relative to large-cap stocks. However, by historical measures of value, prices in general are extremely rich. The economy has never been in better shape, so high valuations are justified by the prospect of continued steady growth. Inflation appears to be in check, although a further rise in interest rates could put downward pressure on equity prices. Nevertheless, our job is not to try to outguess the economic pundits nor is it to try to predict market movements, rather it is to search out good businesses at attractive prices and buy value for the long term.

  Thank you for the confidence you have placed in Fasciano Fund. I invite you to visit our updated website: WWW.FASCIANOFUNDS.COM or e-mail us at INFO@FASCIANOFUNDS.COM. As always, I am totally committed to delivering the long-term performance and service you expect.

                                          Sincerely,

                                          /s/ Michael F. Fasciano

                                          Michael F. Fasciano, CFA
                                          President

  190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603 o 800-848-6050

 *<F1>  Source:  Morningstar, Inc.  See Performance Distribution Summary.

**<F2> The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations. The Russell 2000 Index is an unweighted index formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000.

 +<F3> From August 1, 1987. The performance data shown includes the performance of the Fund for the period before November 10, 1988, the date the Fund's registration statement became effective with the Securities and Exchange Commission. The Fund began operations as a private investment company on August 1, 1987. Prior to November 10, 1988, the Fund was not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore was not subject to certain requirements and restrictions that are imposed by the 1940 Act and the Internal Revenue Code. If the Fund had been registered during that period, the Fund's return might have been lower.

        Information about investments is not intended as recommendations of individual stocks. The information presented and the views of the portfolio manager may change.

        The performance data shown represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE AND DISTRIBUTION SUMMARY

                                       FASCIANO FUND
                  --------------------------------------------------------
                                   Distributions
                                -------------------                 Annual        S&P                     Small       U.S.
      Calendar    Beginning                 Capital     Ending      Total      SmallCap     Russell     Company     Treasury
        Year         NAV        Income       Gains       NAV        Return        600         2000      Funds*<F4>    Bills
      --------    ---------     ------      -------     ------      ------     --------     -------    ----------   --------
     1988          $ 9.55       $0.03        $0.00      $11.45       20.2%        19.5%       24.9%       20.4%       6.4%
     1989          $11.45       $0.24        $0.59      $13.16       22.5%        13.9%       16.2%       23.6%       8.1%
     1990          $13.16       $0.12        $0.38      $12.50      (1.2)%      (23.7)%     (19.5)%      (9.5)%       7.5%
     1991          $12.50       $0.02        $0.36      $16.40       35.1%        48.5%       46.1%       50.3%       5.4%
     1992          $16.40       $0.00        $0.46      $17.29        7.7%        21.0%       18.4%       13.7%       3.5%
     1993          $17.29       $0.00        $1.00      $17.68        8.1%        18.8%       18.9%       17.1%       3.0%
     1994          $17.68       $0.00        $1.14      $17.18        3.7%       (4.8)%      (1.8)%      (0.7)%       4.3%
     1995          $17.18       $0.00        $1.34      $21.18       31.1%        30.0%       28.4%       31.3%       5.5%
     1996          $21.18       $0.00        $0.59      $26.20       26.5%        21.3%       16.5%       20.1%       5.0%
     1997          $26.20       $0.00        $1.49      $30.31       21.5%        25.6%       22.4%       21.4%       4.9%
     1998          $30.31       $0.03        $1.25      $31.19        7.2%       (1.3)%      (2.6)%      (0.2)%       4.6%
     1999**<F5>    $31.19       $0.00        $0.00      $31.78        1.9%         5.0%        9.3%        9.4%       2.2%

  *<F4>   The Morningstar Small Company Funds Index consists of funds that seek capital appreciation by investing primarily in stocks of companies with market capitalizations of less than $1 billion.
 **<F5>   Returns shown are for the six month period ended June 30, 1999.

              FASCIANO FUND VS S&P SMALL CAP 600 AND RUSSELL 2000

                                  FASCIANO FUND
                          AVERAGE ANNUAL TOTAL RETURNS
       1 Year             5 Years             10 Years           Life*<F6>
       -------------------------------------------------------------------
       (5.2)%              18.4%               14.0%               14.5%

   DATE      FASCIANO FUND      S&P SMALL CAP 600**<F7>     RUSSELL 2000***<F8>
  -----      -------------      -----------------------     -------------------
 8/1/87         $10,000                $10,000                    $10,000
   6/88         $11,308                 $8,829                     $9,098
   6/89         $13,580                 $9,681                    $10,256
   6/90         $15,334                 $9,617                    $10,569
   6/91         $17,606                 $9,434                    $10,699
   6/92         $18,753                $11,048                    $12,255
   6/93         $20,957                $14,195                    $15,436
   6/94         $21,652                $14,461                    $16,115
   6/95         $26,872                $17,405                    $19,349
   6/96         $34,476                $21,932                    $23,972
   6/97         $39,905                $26,689                    $27,887
   6/98         $53,152                $31,882                    $32,488
   6/99         $50,402                $31,146                    $32,975

  *<F6> From inception on August 1, 1987. See footnote for shareholder letter.
 **<F7> The S&P SmallCap 600 index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalizations.
***<F8> The Russell 2000, an unmanaged index, is formed by taking 3,000 small capitalization companies in the U.S. and then eliminating the largest 1,000. Returns include reinvested dividends.

TOP TEN HOLDINGS AT A GLANCE

                    % OF TOTAL                                                                                        % OF COMMON
TOP TEN           NET ASSETS AS        INDUSTRY            SUMMARY                                        NET        STOCK OWNED BY
HOLDINGS            OF 6/30/99         GROUPING          DESCRIPTION                  SALES*<F9>      INCOME*<F9>      MANAGEMENT
--------          -------------        --------          -----------                  ----------      -----------    --------------

International          2.0%        Entertainment        Promotes automobile              $210.4          $45.9            49.7%
  Speedway                           & Leisure            races and owns
  Corp.                                                   auto racing tracks

Pulitzer Inc.          1.9%        Communications       Newspaper publishing and         $381.6          $32.2            60.1%
                                     & Media              new media businesses

Zebra                  1.7%        Commercial           Worldwide provider of            $355.2          $54.0            18.5%
  Technologies                       Products             bar code solutions and
  Inc.                               & Services           plastic card printers to
                                                          manufacturing and
                                                          service entities

Midwest Express        1.6%        Transportation       Premium service airline          $416.9          $35.9             3.5%
  Holdings Inc.                                           catering primarily to
                                                          business travelers

Keane Inc.             1.6%        Business Services    Information technology         $1,144.7         $113.4            17.6%
                                                          consulting firm helping
                                                          companies plan, build,
                                                          and manage application
                                                          software

Concord EFS Inc.       1.5%        Business Services    Provides electronic              $708.5         $103.0             7.2%
                                                          transaction authorization
                                                          and processing

Championship           1.4%        Entertainment &      Owns, operates, and               $65.2          $16.5            28.3%
  Auto Racing                        Leisure              markets the FedEx
  Teams Inc.                                              Championship Series

CNB Bancshares Inc.    1.4%        Bank & Bank          Bank-based financial             $630.1          $97.4             3.9%
                                     Holding              services company and
                                                          the largest bank holding
                                                          company based in Indiana

HCC Insurance          1.4%        Insurance and        Underwrites property and         $335.2          $77.7            20.0%
  Holdings Inc.                      Investment           casualty insurance
                                     Management

Central Parking        1.2%        Consumer             Operates parking facilities      $726.3          $38.2            41.0%
  Corp.                              Products &           in 40 states as well as
                                     Services             internationally

Total in Top          -----
  Ten Holdings        15.7%

*<F9> Trailing 12 months, in $ millions. Net income figures exclude non-recurring charges and extraordinary items.

SCHEDULE OF PORTFOLIO INVESTMENTS
June 30, 1999

                                                                     Market
 Shares  Description                                                 Value
------------------------------------------------------------------------------
COMMON STOCKS - 54.9%
            COMMERCIAL PRODUCTS AND SERVICES - 8.6%
    180,000 Zebra Technologies Corp. - Class A *<F10>
            Provides bar code solutions to manufacturing and
            service entities worldwide, for use in automatic
            identification and data collection systems            $  6,918,750
    182,700 Superior Services, Inc. *<F10>
            Solid waste services company providing solid waste
            collection, transfer, recycling and disposal services
            to residential, commercial and industrial customers      4,875,806
    120,000 OM Group, Inc.
            Produces and markets metal-based specialty chemicals
            and powders for diverse applications to a variety of
            industries                                               4,140,000
     70,000 Mineral Technologies, Inc.
            Resource and technology based organization that
            develops and produce performance-enhancing minerals,
            mineral-based and synthetic mineral products for the
            paper, steel, polymer and other manufacturing
            industries on a worldwide basis                          3,906,875
    210,000 Wilmar Industries, Inc. *<F10>
            A national marketer and direct distributor of repair
            and maintenance products, principally to the
            apartment housing market                                 2,730,000
     82,500 Modine Manufacturing Co.
            Develops, manufactures, and markets heat exchangers
            and systems for use in various original equipment
            manufacturer applications and for sale to the automotive
            aftermarket and to a wide array of building markets      2,686,406
    100,000 Federal Signal Corporation
            Global manufacturer of niche products in four operating
            groups: safety and signaling products, custom signage,
            consumable industrial tooling and emergency and
            environmental vehicles                                   2,118,750
     60,000 IDEX Corp.
            Manufactures industrial pumps and related controls for
            use in process applications, and proprietary equipment
            that may combine pumps or other devices into products
            for industrial, commercial and safety applications       1,972,500
     52,400 Kaydon Corporation
            Designer and manufacturer of custom-engineered products,
            supplying a diverse group of industrial, aerospace,
            medical and electronic equipment, and aftermarket
            customers                                                1,761,950
     50,000 Spartech Corporation
            Producer of engineered thermoplastic materials,
            polymeric compounds and molded and profile products      1,581,250
     60,000 Juno Lighting, Inc.
            Specializes in the design, manufacture and marketing
            of lighting fixtures for commercial and residential use 1,478,760 100,000 Communications Systems, Inc.
            Engaged in the manufacture and sale of modular
            connecting and wiring devices for voice and data
            communications                                           1,237,500
     20,000 Andrew Corporation *<F10>
            A multinational supplier of communication products
            and systems to worldwide commercial,
            industrial, governmental, and military customers           378,750
                                                                  ------------
                                                                    35,787,297
                                                                  ------------
            BUSINESS SERVICES - 8.2%
    300,000 Keane, Inc. *<F10>
            Information technology consulting firm helping
            companies plan, build, and manage application software   6,787,500
    150,000 Concord EFS, Inc. *<F10>
            Engaged in electronic transaction authorization,
            processing, settlement and funds transfer services
            in selected markets                                      6,346,875
    500,000 HA-LO Industries, Inc. *<F10>
            Provider of branded promotional products and premiums
            and has established a continuum of brand marketing
            services                                                 4,937,500
    150,000 Penton Media, Inc.
            Diversified business media company that publishes
            magazines and electronic information products,
            produces trade shows and conferences, and provides
            marketing and business development services              3,637,500
     60,000 Metro Networks, Inc. *<F10>
            Provides traffic reporting services, news, sports,
            weather, video news and other information reporting
            services to the television and radio broadcast
            industries in exchange for commercial airtime            3,202,500
    120,000 Wallace Computer Services, Inc.
            Products and services include commercial printing,
            business forms, labels, direct mail, and office products 3,000,000 50,000 G & K Services, Inc. - Class A
            Manufactures uniform garments and is a full service
            uniform rental provider                                  2,618,750
    100,000 Interim Services, Inc. *<F10>
            National provider of a range of customized staffing
            solutions to business, professional and service
            organizations, and government agencies                   2,062,500
     30,000 Lason Holdings, Inc. *<F10>
            Provides integrated outsourcing services for records
            management, document management and business
            communications                                           1,488,750
     20,000 ADVO, Inc. *<F10>
            Direct marketing firm engaged in soliciting and
            processing printed advertising from retailers,
            manufacturers and service companies for targeted
            distribution                                               415,000
                                                                  ------------
                                                                    34,496,875
                                                                  ------------
            COMMUNICATIONS & MEDIA - 7.8%
    160,000 Pulitzer, Inc.
            Engaged in newspaper publishing and new media
            businesses                                               7,770,000
    150,000 Meredith Corporation
            Diversified media company involved in magazine
            and book publishing and television broadcasting          5,193,750
    100,000 Emmis Communications Corporation *<F10>
            A diversified media company with television and
            radio broadcasting and publishing operations             4,937,500
    130,000 Central Newspapers, Inc.
            Engaged in the publication of newspapers located
            in California, Alaska, Washington, the
            Carolinas, and Minnesota, in addition to several
            smaller newspapers as well as other
            related media and information businesses                 4,891,250
    112,900 McClatchy Newspapers - Class A
            Engaged primarily in the publication of newspapers
            located in California, Alaska, Washington,
            the Carolinas, and Minnesota                             3,739,812
    130,000 Hearst-Argyle Television, Inc. *<F10>
            Owns and/or manages 26 network-affiliated television
            stations, and 7 radio stations throughout the U.S.       3,120,000
     77,700 Lee Enterprises, Inc.
            In the business of newspaper publishing and
            television broadcasting                                  2,369,850
     30,000 Journal Register Company *<F10>
            Publishes small metropolitan, suburban daily and
            suburban and community non-daily newspapers serving
            markets in New York, Connecticut, Ohio, Pennsylvania,
            Missouri and central New England.                          675,000
                                                                  ------------
                                                                    32,697,162
                                                                  ------------
            HEALTH CARE PRODUCTS & SERVICES - 7.1%
    220,000 STERIS Corporation *<F10>
            Provider of infection prevention, contamination
            prevention, microbial reduction, and surgical
            support systems, products, services, and
            technologies to health care, scientific, research,
            food, and industrial customers worldwide                 4,262,500
    145,000 Dentsply International, Inc.
            Designs, develops, manufactures, and markets dental
            consumable and laboratory products, and
            dental equipment                                         4,186,875
    256,000 Omnicare, Inc.
            Geriatric pharmaceutical care company, currently
            serving approximately 617,000 residents in
            more than 8,600 long-term care facilities in 43
            states. Also provides clinical research services
            for the pharmaceutical and biotechnology industries      3,232,000
    120,000 Hooper Holmes, Inc.
            Provides medical and paramedical examinations and
            related services to life and health insurance
            companies                                                2,445,000
     80,000 Landauer, Inc.
            Offers a service for measuring the dosage of x-ray,
            gamma radiation and other penetrating ionizing
            radiations                                               2,360,000
    100,000 Res-Care, Inc. *<F10>
            Provides residential, training, educational, and
            support services for persons with special needs          2,275,000
    173,000 Sterile Recoveries, Inc. *<F10>
            Provides hospitals and surgery centers with a
            comprehensive surgical procedure-based delivery and
            retrieval service for reusable gowns, towels, etc.
            In addition, provides disposable products
            necessary for surgery                                    2,000,312
    100,000 Kendle International, Inc. *<F10>
            Contract research organization providing integrated
            clinical research services on a contract basis to
            the pharmaceutical and biotechnology industries          1,600,000
    100,000 KV Pharmaceutical Company - Class A *<F10>
            Researches, develops, manufactures, and markets
            controlled release and tastemasked forms of
            drug products and is a leading marketer of
            technology distinguished generic pharmaceuticals         1,550,000
    100,000 Young Innovations, Inc. *<F10>
            Designs, manufactures and markets single-use
            supplies, autoclavable instruments and other
            products used by dental professionals                    1,462,500
     20,000 Express Scripts, Inc. *<F10>
            As an independent pharmacy benefit manager and
            managed care company, Express Scripts
            provides a broad range of pharmacy benefit and
            medical information management services, as
            well as managed vision care programs                     1,203,750
     35,000 Henry Schein, Inc. *<F10>
            Distributor of healthcare products and services
            to office-based healthcare practitioners in North
            America and Europe. The Company's primary customers
            are dental practices and dental laboratories             1,109,063
     50,000 Brookdale Living Communities, Inc. *<F10>
            Provides senior and assisted living services to the
            elderly through its facilities located in urban and
            suburban areas of major metropolitan markets               740,625
     20,000 Patterson Dental Company *<F10>
            Distributes dental products in North America to
            dentists, dental laboratories, institutions,
            and other healthcare providers                             695,000
     45,000 Serologicals Corporation *<F10>
            Provider of specialty human antibody based products
            and services to healthcare companies. Services
            include donor recruitment and clinical testing services    365,625
     50,000 NCS Healthcare, Inc. *<F10>
            Provider of pharmaceutical and related services to
            long-term care facilities, including skilled
            nursing centers, assisted living facilities and
            hospitals                                                  271,875
                                                                  ------------
                                                                    29,760,125
                                                                  ------------
            CONSUMER PRODUCTS AND SERVICES - 5.9%
    152,000 Central Parking Corp.
            Operates parking facilities in 40 states, the
            District of columbia, and several international
            locations                                                5,206,000
     70,000 Gucci Group
            Designer, producer and distributor of high-quality,
            personal luxury accessories including leather goods,
            shoes, ties, scarves, watches, jewelry, eyewear,
            and perfume                                              4,900,000
    120,000 Blyth Industries, Inc. *<F10>
            Designs, manufactures, markets and distributes a line
            of candles and home fragrance products, and markets a
            range of related candle accessories and gift bags.
            Also produces portable heating fuel products             4,125,000
    100,000 Tootsie Roll Industries, Inc.
            Engaged in the manufacture and sale of candy for over
            100 years. Products include Tootsie Roll,
            Charms, Blow Pops, Junior Mints, Sugar Babies,
            Charleston Chews, Sugar Daddys and others                3,862,500
     85,000 Action Performance Companies, Inc. *<F10>
            Designer and seller of licensed motorsports
            collectible and consumer products in the United
            States                                                   2,805,000
     20,000 Plantronics, Inc. *<F10>
            Provider of headsets to telephone companies and the
            business community worldwide                             1,302,500
     80,000 Day Runner, Inc. *<F10>
            Develops, manufactures and markets paper-based
            organizers for retail markets. Day Runner
            products are carried by approximately 20,000 retail
            stores across the U.S.                                     990,000
     20,000 Garan, Inc.
            Designs, manufactures and sells apparel for children,
            men and women. Products are sold under the trademarks
            Garan, Garanimals, Everlast and other names                642,500
     10,000 Snap-on Incorporated
            Manufactures and distributes hand tools, power tools,
            tool storage products, diagnostic equipment, shop
            equipment, and diagnostic software and other services      361,875
     11,500 Tractor Supply Company *<F10>
            Largest operator of retail farm stores in America,
            serving hobby, part-time and full-time farmers and
            ranchers, as well as suburban customers, contractors
            and tradesmen                                              314,094
                                                                  ------------
                                                                    24,509,469
                                                                  ------------
            TRANSPORTATION - 3.8%
    200,000 Midwest Express Holdings, Inc. *<F10>
            Operates single-class, premium service passenger
            jet airline that caters to business travelers
            and serves selected major business destinations
            throughout the U.S. and Toronto from operations
            based in Milwaukee, Omaha, and Kansas City               6,800,000
    100,000 Eagle USA Airfreight, Inc. *<F10>
            Provider of air freight forwarding and other
            transportation and logistics services                    4,243,750
     70,000 C.H. Robinson Worldwide, Inc.
            Global provider of multimodal transportation
            services and logistics through a network
            of 129 offices in N. America, S. America, Europe
            and Africa                                               2,572,500
    110,000 Wisconsin Central Transportation Corporation *<F10>
            A holding company that operates approximately 2,925
            route miles of railway serving Wisconsin, Illinois,
            Minnesota, Michigan, Ontario and has equity interests
            in railroad companies in Great Britain, New Zealand,
            and Australia                                            2,076,250
     10,000 Interpool, Inc.
            Lessor of cargo containers used in international trade
            and the second largest lessor of intermodal container
            chassis in the U.S.                                        130,000
                                                                  ------------
                                                                    15,822,500
                                                                  ------------
            ENTERTAINMENT & LEISURE - 3.6%
    175,000 International Speedway Corp. - Class A
            A leading promoter of motorsports activities in the
            U.S.  The company owns and/or operates 10 major
            motorsports facilities                                   8,312,500
    200,000 Championship Auto Racing Teams, Inc. *<F10>
            Owns, operates, and markets North America's leading
            open-wheel motorsports series, the
            FedEx Championship Series                                5,987,500
     50,000 Carmike Cinemas, Inc. - Class A *<F10>
            Engaged in the motion picture exhibition business.
            As of 6/30/99, Carmike operated 2,743
            screens at 461 locations in 36 states                      796,875
                                                                  ------------
                                                                    15,096,875
                                                                  ------------
            BANK & BANK HOLDING - 3.0%
    100,000 CNB Bancshares, Inc.
            Engages in banking, data processing and
            information services, underwriting credit life
            and disability insurance, and selling property
            and casualty insurance                                   5,700,000
     60,000 First Midwest Bancorp, Inc.
            The largest independent banking company in the
            suburban Chicago market                                  2,385,000
     60,000 Community First Bankshares, Inc.
            A multi-bank holding company that operates banks
            and bank branches in 109 communities in nine states      1,432,500
     50,000 Doral Financial Corporation
            Bank holding company that operates in the mortgage
            banking, commercial banking and broker-
            dealer businesses                                          862,500
     20,000 Associated Banc-Corporation
            Diversified multibank holding company with more than
            200 banking offices, 225 ATMs, and headquartered in
            Green Bay, Wisconsin                                       830,000
     25,000 Corus Bankshares, Inc.
            Bank holding company for CORUS Bank, which provides
            financial services through 11 bank branches in the
            Chicago metropolitan area                                  795,313
     15,000 Cass Commercial Corporation
            Bank holding company for Cass Bank and Trust Company,
            and provides information services through its Cass
            Information Systems subsidiary                             367,500
                                                                  ------------
                                                                    12,372,813
                                                                  ------------
            INSURANCE AND INVESTMENT MANAGEMENT - 2.3%
    250,000 HCC Insurance Holdings, Inc.
            Principally engaged in providing aviation, marine,
            offshore energy, property, accident and health,
            and lenders single interest insurance and reinsurance
            on a worldwide basis                                     5,671,875
     60,000 Chicago Title Corporation
            Provider of title insurance and other related services
            for residential and commercial real estate
            transactions                                             2,141,250
     66,700 Waddell & Reed Financial, Inc.
            Underwrites and distributes a portfolio of mutual
            funds as well as variable annuities and life
            insurance products                                       1,830,081
                                                                  ------------
                                                                     9,643,206
                                                                  ------------
            DISTRIBUTOR - 2.1%
    200,000 Aviall, Inc. *<F10>
            Distributes and markets products new aviation parts
            of more than 180 manufacturers and distributes
            approximately 90,000 items from customer service
            centers in North America, Europe and Asia-Pacific        3,762,500
     60,000 CDW Computer Centers, Inc.
            Sells MS-DOS/Microsoft Windows and Apple/Macintosh
            based microcomputer hardware and peripherals including:
            desktop computers, notebooks and laptops, printing
            devices, video monitors, networking products, software
            and accessories                                          2,640,000
    200,000 MSC Industrial Direct Company, Inc. *<F10>
            A direct marketer of a full line of industrial products
            intended to satisfy its customers' maintenance,
            repair and operations supplies requirements              2,050,000
     10,000 TESSCO Technologies, Inc. *<F10>
            Distributor of products to the wireless communications
            industry, serves customers in the cellular
            telephone, personal communication system (PCS),
            paging and mobile radio-dispatched markets                 215,000
                                                                  ------------
                                                                     8,667,500
                                                                  ------------
            MACHINERY - INDUSTRIAL - 0.9%
     80,000 Regal-Beloit Corporation
            Manufactures a line of mechanical products to
            control motion and torque and electrical products
            such as motors and generators                            1,890,000
     34,800 The Manitowoc Company, Inc.
            Designs and manufactures commercial ice machines and
            refrigeration products, and cranes and related products.
            Manitowoc also engages in marine vessel repair           1,448,550
     25,000 Robbins & Myers, Inc.
            Designs, manufactures and markets fluid handling
            products and systems for the process industry              557,813
                                                                  ------------
                                                                     3,896,363
                                                                  ------------
            SAVINGS & LOAN - 0.9%
     50,000 Home Federal Bancorp
            Unitary savings and loan holding company for Home
            Federal Savings Bank                                     1,418,750
     75,000 ITLA Capital Corporation *<F10>
            Primarily engages in the origination of loans
            secured by income producing real estate                  1,181,250
     30,000 Alliance Bancorp., Inc.
            Registered savings and loan holding company
            engaged in the business of providing financial service
            products through its wholly-owned subsidiary,
            Liberty Federal Bank                                       697,500
     20,000 Haven Bancorp, Inc.
            Holding company for Columbia Federal Saving Bank,
            a federally chartered stock savings bank                   320,000
                                                                  ------------
                                                                     3,617,500
                                                                  ------------
            SPECIALTY FINANCE - 0.4%
     90,000 American Capital Strategies, Ltd.
            Specialty finance company that has been principally
            engaged in arranging commercial loans to
            small and medium sized business                          1,642,500
                                                                  ------------
            ELECTRONICS - 0.3%
     60,000 Methode Electronics, Inc. - Class A
            Manufactures electronic components that connect,
            convey and control electrical energy, signal
            and pulse, including connectors, automotive
            components, interconnect devices, printed circuits,
            and current carrying distribution systems                1,372,500
                                                                  ------------
            TOTAL COMMON STOCKS (cost $200,536,086)                229,382,685
                                                                  ------------
 PRINCIPAL
  AMOUNT
-----------
SHORT-TERM INVESTMENTS - 47.2%
            VARIABLE RATE DEMAND NOTES - 11.6%
$10,306,806 Firstar Bank, 4.97%                                     10,306,806
  9,023,100 Warner Lambert, 4.70%                                    9,023,100
  7,434,206 General Mills, 4.83%                                     7,434,206
  7,368,333 Sara Lee, 4.82%                                          7,368,333
  6,818,650 Pitney Bowes, 4.83%                                      6,818,650
  4,936,940 Wisconsin Electric Power Co., 4.70%                      4,936,940
  1,613,568 American Family Financial Services, Inc., 4.70%          1,613,568
  1,016,857 Wisconsin Central Credit Union Corporation, 4.89%        1,016,857
                                                                  ------------
                                                                    48,518,460
                                                                  ------------
            COMMERCIAL PAPER - 33.2%
            Associates Corporation
  8,000,000 4.84%, 8/12/99                                           8,000,000
 10,000,000 4.92%, 9/01/99                                          10,000,000
            CIT Group Holdings,Inc.
  6,000,000 4.85%, 7/16/99                                           6,000,000
 12,000,000 4.96%, 8/31/99                                          12,000,000
            General Motors Acceptance Corporation
  9,000,000 4.84%, 7/08/99                                           9,000,000
  9,000,000 4.84%, 7/12/99                                           9,000,000
            Norwest Corporation
 10,000,000 4.92%, 7/07/99                                          10,000,000
  8,000,000 4.93%, 9/02/99                                           8,000,000
            Prudential Funding Corporation
 15,000,000 4.92%, 8/01/99                                          15,000,000
  3,000,000 4.91%, 9/10/99                                           3,000,000
            American Express Credit
 17,000,000 4.80%, 7/06/99                                          17,000,000
            Ford Motor Credit Corporation
 15,000,000 4.87%, 7/08/99                                          15,000,000
            GE Capital Corporation
 12,000,000 4.99%, 8/23/99                                          12,000,000
            General Electric Capital Corporation
  5,000,000 4.88%, 7/26/99                                           5,000,000
                                                                  ------------
                                                                   139,000,000
                                                                  ------------
            U.S. TREASURY OBLIGATIONS - 2.4%
            U.S. Treasury Bill
 10,000,000 4.43%, 9/09/99                                           9,912,500
                                                                  ------------
            TOTAL SHORT-TERM INVESTMENTS (cost $197,430,960)       197,430,960
                                                                  ------------
            TOTAL INVESTMENTS - 102.1% (cost $397,967,046)         426,813,645
                                                                  ------------
            LIABILITIES, LESS OTHER ASSETS  - (2.1)%                (8,629,157)
                                                                  ------------
            TOTAL NET ASSETS - 100.0%                             $418,184,488
                                                                  ------------
                                                                  ------------
*<F10>  non-income producing

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1999

ASSETS
Common stocks, at market value (cost: $200,536,086)               $229,382,685
Variable rate demand notes and commercial paper, at amortized
  cost, which approximates market value (cost: $197,430,960)       197,430,960
Cash                                                                    13,951
Receivables
     Capital shares sold                                             2,904,831
     Dividends                                                         151,677
     Interest                                                          998,916
Prepaid expenses and other assets                                       47,202
                                                                  ------------
          Total assets                                            $430,930,222
                                                                  ------------
                                                                  ------------
LIABILITIES AND NET ASSETS
Capital shares redeemed                                           $    575,512
Payables and accrued expenses
     Payable for securities purchased                               11,702,559
     Accrued expenses and other liabilities                            146,031
     Due to adviser                                                    321,632
                                                                  ------------
          Total liabilities                                         12,745,734
                                                                  ------------
Net assets
     Common stock, $.01 par value; 50,000,000 shares
       authorized, 13,158,108 shares issued and outstanding,
       and paid-in capital                                         388,145,907
     Accumulated undistributed net investment income                 3,739,321
     Accumulated undistributed net realized gain (loss)
       on investments                                               (2,547,339)
     Net unrealized appreciation on investments                     28,846,599
                                                                  ------------
          Total net assets                                         418,184,488
                                                                  ------------
          Total liabilities and net assets                        $430,930,222
                                                                  ------------
                                                                  ------------
Net asset value per share                                         $      31.78
                                                                  ------------
                                                                  ------------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the year ended June 30, 1999

INCOME
     Interest                                                       $5,968,461
     Dividends                                                       1,100,335
     Other income                                                          314
                                                                    ----------
                                                                     7,069,110
                                                                    ----------
EXPENSES
     Management fee                                                  2,307,620
     Administration fee                                                139,848
     Registration fees                                                 129,617
     Transfer and disbursing agent fees                                128,355
     Custodian fees                                                     61,067
     Accounting fee                                                     47,058
     Printing and mailing fees                                          31,669
     Legal fees                                                         28,095
     Audit fees                                                         14,310
     Other operating expenses                                            6,988
                                                                    ----------
          Total expenses                                             2,894,627
                                                                    ----------
     Net investment income                                           4,174,483
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
     Net realized loss on investments                               (2,617,572)
     Net change in unrealized appreciation on investments            8,200,699
                                                                    ----------
          Net gain on investments                                    5,583,127
                                                                    ----------
          Net increase in net assets resulting from operations      $9,757,610
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended June 30, 1999 and June 30, 1998

                                                      June 30,       June 30,
                                                        1999           1998
                                                   ------------    -----------
OPERATIONS:
     Net investment income                         $  4,174,483    $   145,596
     Net realized gain (loss) on investments         (2,617,572)     8,783,209
     Net change in unrealized appreciation            8,200,699      7,971,431
                                                   ------------    -----------
          Net increase in net assets resulting
            from operations                           9,757,610     16,900,236
                                                   ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income          (208,192)            --
     Distributions from net capital gains            (8,674,266)    (2,597,640)
                                                   ------------    -----------
          Total distributions                        (8,882,458)    (2,597,640)
                                                   ------------    -----------
CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued (12,897,111 and
       1,315,647 shares, respectively)              397,728,851     42,757,189
     Increase in shares issued for reinvested
       distributions (282,573 and 84,945 shares,
       respectively)                                  8,683,476      2,512,667
     Cost of shares redeemed (2,741,427 and
       210,578 shares, respectively)                (84,060,191)    (6,735,975)
                                                   ------------    -----------
          Net increase in net assets derived from
            capital share transactions              322,352,136     38,533,881
                                                   ------------    -----------
          Net increase in net assets                323,227,288     52,836,477
                                                   ------------    -----------
NET ASSETS AT BEGINNING OF YEAR                      94,957,200     42,120,723
                                                   ------------    -----------
NET ASSETS AT END OF YEAR (including accumulated
  undistributed net investment income (loss) of
  $3,739,321 and ($226,970), respectively)         $418,184,488    $94,957,200
                                                   ------------    -----------
                                                   ------------    -----------

  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS

  Condensed financial information per share of capital stock outstanding throughout the period is presented below:

                                                                            Year ended June 30,
                                                    --------------------------------------------------------------------
                                                      1999           1998           1997           1996           1995
                                                    --------       --------       --------       --------       --------
Net asset value at beginning of year               $  34.91        $  27.53       $  24.33       $  20.17       $  17.34
Income from investment operations:
   Net investment income (loss)                        0.40            0.16          (0.03)         (0.05)         (0.24)
   Net realized and unrealized gain (loss) on
      investments                                     (2.25)           8.71           3.82           5.55           4.21
                                                    --------       --------       --------       --------       --------
      Total from investment operations                (1.85)           8.87           3.79           5.50           3.97
Less distribution:
   Dividends from net investment income               (0.03)           0.00           0.00           0.00           0.00
   Distributions from net capital gains               (1.25)          (1.49)         (0.59)         (1.34)         (1.14)
                                                    --------       --------       --------       --------       --------
      Total distributions                             (1.28)          (1.49)         (0.59)         (1.34)         (1.14)
                                                    --------       --------       --------       --------       --------
Net asset value at end of year                     $  31.78        $  34.91       $  27.53       $  24.33       $  20.17
                                                    --------       --------       --------       --------       --------
                                                    --------       --------       --------       --------       --------
Total return                                          (5.2)%          33.2%          15.8%          28.3%          24.1%
Ratios/Supplemental Data:
  Net assets at end of year (in thousands)          $418,184        $94,957        $42,121        $28,981        $20,868
  Ratio of expenses to average net assets               1.2%           1.3%           1.4%           1.5%           1.7%
  Ratio of net investment income (loss)
    to average net assets                               1.8%           0.2%         (0.4)%         (0.3)%         (0.6)%
  Portfolio turnover rate                              19.8%          49.8%          41.0%          45.6%          37.9%

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
June 30, 1999

(1)  SIGNIFICANT ACCOUNTING POLICIES:

     Fasciano Fund, Inc. (the "Fund"), a Maryland corporation, commenced operations on August 1, 1987 as a private investment company. On June 30, 1988, the Fund registered with the Securities and Exchange Commission as a diversified open-end management investment company under the Investment Company Act of 1940 and began offering its shares to the public on November 10, 1988. The primary objective of the Fund is long-term capital growth.

     The fiscal year end of the Fund is June 30. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

     (a) Investment and shareholder transactions are recorded on a trade date basis.

     (b) Each security traded on a national securities exchange or traded over the counter and quoted on the Nasdaq National Market will be valued at the last sale price on the day of valuation. Securities for which there was no sale on the day of valuation will be valued at the current bid prices. Each money market instrument having a maturity of 60 days or less from the date of purchase is valued on an amortized cost basis, which approximates market value. Other assets and securities will be valued at a fair value, as determined in good faith by the Board of Directors.

     (c) Dividends are recognized as income on the ex-dividend date. Interest income and operating expenses are recorded on the accrual basis.

     (d) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)  RELATED PARTIES:

     Michael F. Fasciano is an officer and director of the Fund and also an officer, director and sole shareholder of the investment adviser, Fasciano Company, Inc. Mr. Fasciano held 18,507 shares or 0.1% of the outstanding common stock of the Fund at June 30, 1999.

     The non-affiliated directors receive a fee of $2,000 annually.

     The management fee was paid to Fasciano Company, Inc. for its services as investment adviser. This fee is paid monthly at the rate of 1/12 of 1% (an annual rate of 1.0%) of the average daily net asset value of the Fund.

     Total annual operating expenses of the Fund shall not exceed 2% of average net assets, and the adviser has agreed to pay any excess operating expenses or to reimburse the Fund for any sums expended for such expenses in excess of that amount. For this purpose, brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes and litigation and other extraordinary expense shall not be regarded as operating expenses.

(3)  INVESTMENTS:

     During the year ended June 30, 1999, purchases of securities other than short-term investments were $170,232,655. Sales of such securities for that period were $22,822,018.

     For Federal income tax purposes, the cost of investments at June 30, 1999 was $397,588,673. At June 30, 1999, on a tax basis, gross unrealized appreciation of investments was $39,651,499 and gross unrealized depreciation of investments was $10,426,526.

(4)  INCOME TAXES:

     No provision for federal income taxes has been made. The Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net investment income and net realized capital gains in order to avoid payment of all future federal income taxes.

(5)  DISTRIBUTIONS TO SHAREHOLDERS:

     On December 29, 1998, the Fund distributed net investment income, short-term and long-term capital gains of approximately $0.03, $0.18 and $1.07 per share, respectively.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and
Board of Directors of
Fasciano Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of FASCIANO FUND, INC. (a Maryland corporation), including the schedule of portfolio investments, as of June 30, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers, and when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fasciano Fund, Inc. as of June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                      ARTHUR ANDERSEN LLP

                                      Chicago, Illinois
                                      August 18, 1999

   INVESTMENT ADVISER
     Fasciano Company, Inc.

   ADDRESS OF FUND & ADVISER
     190 South LaSalle Street
     Suite 2800
     Chicago, Illinois 60603
     (312) 444-6050
     (800) 848-6050
     www.fascianofunds.com
     info@fascianofunds.com

   TRANSFER AGENT, DIVIDEND DISBURSING
   AGENT AND ADMINISTRATOR
     Firstar Mutual Fund Services, LLC
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

   CUSTODIAN
     Firstar Bank Milwaukee, N.A.
     P.O. Box 701
     Milwaukee, Wisconsin 53201
     (414) 765-4124
     (800) 982-3533

   INDEPENDENT PUBLIC ACCOUNTANTS
     Arthur Andersen LLP
     Chicago, Illinois

   LEGAL COUNSEL
     Bell, Boyd & Lloyd
     Chicago, Illinois

                  This report is submitted for the information
                     of shareholders of the Fund. It is not
                   authorized for distribution to prospective
                    investors unless preceded or accompanied
                          by an effective prospectus.

                           Printed on Recycled Paper